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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported): May 28, 2002


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      333-60164               41-1955181
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000

          (Former name or former address, if changed since last report

                         Exhibit Index located on Page 4


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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

Filing of Computational Materials

In connection with the offering of the GMACM Mortgage Pass-Through Certificates, Series 2002-J4 (the "Certificates"), Countrywide Securities Corporation (the "Senior Underwriter") has prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the "Company") provided the Senior Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 are filed on Form SE dated May 24, 2002. The Computational Materials consist of the pages that appear after the Form SE cover sheet.

Item 7. Financial Statements and Exhibits

Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:


                     ITEM 601(A) OF REGULATION S-K
EXHIBIT NUMBER       EXHIBIT NO.                         DESCRIPTION
-------------------  --------------------------------    -----------------------

1                    99.1                                Countrywide Securities
                                                         Corporation
                                                         Computational Materials


                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RESIDENTIAL ASSET MORTGAGE
                                         PRODUCTS, INC.


                                         By:             /s/ PATRICIA C. TAYLOR
                                              ----------------------------------
                                                         Patricia C. Taylor
                                                         Vice President

Dated: May 28, 2002


                                       3
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                                  Exhibit Index

                 Item 601(a) of Regulation  Sequentially Numbered
Exhibit Number   S-K Exhibit No.            Description                Page
--------------   -------------------------  -----------------------    --------
1                99.1                       Countrywide Securities     Filed
                                            Corporation                Manually
                                            Computational Materials


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